BLANCHARD FUNDS
                          BLANCHARD GLOBAL GROWTH FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

January 5, 1998

Dear Shareholder,

As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of Blanchard Global Growth Fund (the "Fund") to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Global Leaders Fund in exchange for Class A shares of Evergreen Global Leaders Fund and the assumption by Evergreen Global Leaders Fund of certain liabilities of the Fund. You will receive shares of Evergreen Global Leaders Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Global Leaders Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.

The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

The third and final proposal requests shareholder consideration of an Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Mellon Capital Management, Inc.

Information relating to the Interim Investment Advisory Agreement and the Interim Sub-Advisory Agreement is contained in the attached Prospectus/Proxy Statement.

The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.

If you have any questions about this proxy, please call our proxy solicitor, Shareholder Communications Corporation, at 800-733-8481 ext. 437. You may also FAX your completed and signed proxy card to 800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by Shareholder Communications Corporation who will remind you to vote your shares.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Edward C. Gonzales
President
Blanchard Funds

                                 BLANCHARD FUNDS
                          BLANCHARD GLOBAL GROWTH FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998


         Notice is  hereby  given  that a Special  Meeting  (the  "Meeting")  of
Shareholders of Blanchard Global Growth Fund, a series of Blanchard Funds ("Global Growth"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998 at 2:00 p.m.
for the following purposes:

         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Global Growth by Evergreen Global Leaders Fund ("Evergreen Global Leaders"), a series of the Evergreen International Trust, in exchange for Class A shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth. The Plan also provides for distribution of such shares of Evergreen Global Leaders to shareholders of Global Growth in liquidation and subsequent termination of Global Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Global Growth.

     2. To consider and act upon the Interim Management Contract between Global Growth and Virtus Capital Management, Inc.

     3. To consider and act upon the Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Mellon Capital Management Corporation.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Blanchard Funds on behalf of Global Growth have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Global Growth entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE

ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                       VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                     ABC Corp.
(2)  ABC Corp.                                     John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                            John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan                 John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                     Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                          Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                          John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith, Sr.                            John B. Smith, Jr., Executor

                PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                            Acquisition of Assets of

                          BLANCHARD GLOBAL GROWTH FUND
                                   a series of
                                 Blanchard Funds
                            Federated Investors Tower
                      Pittsburgh, Pennsylvania, 15222-3779

                        By and in Exchange for Shares of

                          EVERGREEN GLOBAL LEADERS FUND
                                   a series of
                          Evergreen International Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Global Growth Fund ("Global Growth") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Global Growth for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Global Growth to be acquired by Evergreen Global Leaders Fund ("Evergreen Global Leaders") in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth (hereinafter referred to as the "Reorganization"). Evergreen Global Leaders and Global Growth are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Global Leaders will be distributed to shareholders of Global Growth in liquidation of Global Growth and such Fund will be terminated. Holders of shares of Global Growth will receive Class A shares of Evergreen Global Leaders which currently have lower Rule 12b-1 distribution-related fees than the shares of Global Growth held by such holders prior to the reorganization. No initial sales charges will be imposed in connection with the Class A shares of Evergreen Global Leaders received by holders of shares of Global Growth. As a result of the proposed Reorganization, shareholders of Global Growth will receive that number of full and fractional shares of Evergreen Global Leaders having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Global Growth. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen   Global   Leaders   is  a  separate   series  of   Evergreen
International Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended

(the "1940 Act"). The investment objective of Evergreen Global Leaders is to seek capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The investment objective of Global Growth is to seek long-term capital growth by following a global allocation strategy that contemplates shifts among strategic market sectors, including U.S. Equities; U.S. Fixed Income; Foreign Equities; Foreign Fixed Income; Precious Metals Securities; and Emerging Markets.

         Shareholders of Global Growth are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Global Growth and Virtus and the Interim Sub-Advisory Agreement between Virtus and Mellon Capital Management Corporation ("Mellon Capital") with the same terms and fees as the previous sub- advisory agreement between Virtus and Mellon Capital. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Global Leaders that shareholders of Global Growth should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Global Leaders dated October 31, 1996 and April 30, 1997 and Global Growth dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Global Leaders at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1- 800-343-2898.

         The Prospectus of Evergreen Global Leaders relating to Class A, Class B and Class C shares dated March 3, 1997, as amended, and its Annual Report for the fiscal year ended October 31, 1996 and its Semi-Annual Report for the six month period ended April 30, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Global Leaders relating to Class A, Class B and Class C shares only, and not to any other fund described therein. Shareholders of Global Growth will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Evergreen Global Leaders. Additional information about Evergreen Global Leaders is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Global Leaders at the address or telephone number listed in the preceding paragraph.

         The Prospectus of Global Growth dated November 30, 1997, insofar as it relates to Global Growth only, and not to any other funds described therein, is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date, are available upon request without charge by writing to Global Growth at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Included as Exhibits A, B and C to this Prospectus/Proxy Statement are a copy of the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS


                                                                          Page

COMPARISON OF FEES AND EXPENSES.........................................6

SUMMARY  ...............................................................8
         Proposed Plan of Reorganization................................8
         Tax Consequences..............................................10
         Investment Objectives and Policies of the Funds...............11
         Comparative Performance Information for each Fund.............11
         Management of the Funds.......................................12
         Investment Advisers and Sub-Advisers..........................12
         Administrators................................................14
         Portfolio Management..........................................14
         Distribution of Shares........................................14
         Purchase and Redemption Procedures............................16
         Exchange Privileges...........................................16
         Dividend Policy...............................................17
         Risks    .....................................................17

REASONS FOR THE REORGANIZATION.........................................19
         Agreement and Plan of Reorganization..........................21
         Federal Income Tax Consequences...............................24
         Pro-forma Capitalization......................................25
         Shareholder Information.......................................26

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................27

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................29
         Forms of Organization.........................................29
         Capitalization................................................29
         Shareholder Liability.........................................30
         Shareholder Meetings and Voting Rights........................31
         Liquidation or Dissolution....................................31
         Liability and Indemnification of Trustees.....................32

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT...................33
         Introduction..................................................33
         Comparison of the Interim Advisory Agreement and the
                  Previous Advisory Agreement..........................34
         Information about Global Growth's Investment
              Adviser..................................................35

INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT...............36
         Introduction..................................................36
         Comparison of the Interim Sub-Advisory Agreement
              and the Previous Sub-Advisory Agreement..................37

ADDITIONAL INFORMATION.................................................38

VOTING INFORMATION CONCERNING THE MEETING..............................39

FINANCIAL STATEMENTS AND EXPERTS.......................................42

LEGAL MATTERS..........................................................42

OTHER BUSINESS.........................................................42

APPENDIX A.............................................................44

APPENDIX B.............................................................46

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class A shares of Evergreen Global Leaders set forth in the following tables and in the examples are based on the expenses of Evergreen Global Leaders for the fiscal year ended October 31, 1996. The amounts for shares of Global Growth set forth in the following tables and in the examples are based on the expenses for Global Growth for the fiscal year ended September 30, 1997. The pro forma amounts for Class A shares of Evergreen Global Leaders are based on what the combined expenses would have been for Evergreen Global Leaders for the fiscal year ending April 30, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen Global Leaders, Global Growth and Evergreen Global Leaders pro forma, assuming consummation of the
Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A shares of Evergreen Global Leaders and shares of Global Growth, as applicable.

                          Comparison of Class A Shares
                        of Evergreen Global Leaders With
                             Shares of Global Growth




                                             Evergreen                                         Evergreen
                                             Global                      Global                Global
                                             Leaders                     Growth                Leaders
                                             ----------                  ------                ------

Shareholder                                                                                    Pro Forma
Transaction                                  Class A                     Shares                Class A
Expenses                                     -------                     ------                ------

Maximum Sales Load                           4.75%                       None                  4.75%
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                           None                        None                  None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)

Contingent Deferred                          None                        None                  None
Sales Charge (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)








Exchange Fee                                 None                        None                  None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee                               0.95%                       1.00%                 0.95%

12b-1 Fees (1)                               0.25%                       0.75%                 0.25%

Other Expenses                               0.55%                       0.64%                 0.55%
                                             ---------                   --------              ---------
Annual Fund Operating                        1.75%                       2.39%                 1.75%
Expenses (2)                                 ---------                   ---------             ---------
                                             ---------                   ---------             ---------

---------------
(1) Class A shares of Evergreen Global Leaders can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.

(2) Reflects voluntary expense waivers and/or reimbursements by the Fund's investment adviser. Absent such waivers, total operating expenses for Evergreen Global Leaders would have been 2.16%.

         Examples. The following tables show for Evergreen Global Leaders and Global Growth, and for Evergreen Global Leaders pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming
(i) a 5% annual return, and (ii) redemption at the end of such period. In the case of Evergreen Global Leaders pro forma, the example does not reflect the imposition of the 4.75% maximum sales load on purchases because Global Growth Shareholders who receive Class A shares of Evergreen Global Leasers in the Reorganization or who purchase additional Class A shares of Evergreen Global Leaders subsequent to the Reorganization will not incur any sales load.




                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Evergreen Global
Leaders, Class A                      $64                  $100                  $138                $244








Global Growth                         $24                  $75                   $128                $273


Evergreen Global
Leaders Pro Forma                     $18                  $55                   $95                 $206
Class A


         The purpose of the foregoing examples is to assist Global Growth shareholders in understanding the various costs and expenses that an investor in Evergreen Global Leaders would bear directly and indirectly as a result of the Reorganization as compared with the various direct and indirect expenses currently borne by a shareholder in Global Growth. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Evergreen Global Leaders dated March 3, 1997, as amended, and the Prospectus of Global Growth dated November 30, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C, respectively.

Proposed Plan of Reorganization

         The Plan provides for the transfer of all of the assets of Global Growth in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Global Leaders to Global Growth shareholders in liquidation of Global Growth as part of the Reorganization. As a result of the Reorganization, the shareholders of Global Growth will become the owners of that number of full and fractional Class A shares of Evergreen Global Leaders having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Global Growth, as of the close of business immediately prior to the date that Global Growth's assets are exchanged for shares of Evergreen Global Leaders. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."

         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Global Growth, and that the interests of the shareholders of Global Growth will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Global Growth's shareholders.

                    THE BOARD OF TRUSTEES OF BLANCHARD FUNDS
              RECOMMENDS APPROVAL BY SHAREHOLDERS OF GLOBAL GROWTH
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust, on behalf of Evergreen Global Leaders, have also approved the Plan, and accordingly Evergreen Global Leaders' participation in the Reorganization.

         Approval of the Reorganization on the part of Global Growth will require the affirmative vote of a majority of Global Growth's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Global Growth and the sub-advisory agreement between Virtus and Mellon Capital. Prior to consummation of the Merger, Global Growth received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus and a new sub-advisory agreement between Virtus and Mellon Capital for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement and Interim Sub-Advisory Agreement are approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement and the Interim Sub-Advisory Agreement have the same terms and fees as the previous investment advisory agreement between Global Growth and Virtus and the previous sub- advisory agreement between Virtus and Mellon Capital, respectively. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement and Interim Sub- Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Global Growth present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Global Growth outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Global Growth, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Global Growth do not vote to approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of the Reorganization, Global Growth will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Global Leaders in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Global Leaders that are received by Global Growth's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Global Growth in the hands of Evergreen Global Leaders as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Global Leaders upon the receipt of the assets of the Fund in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Global Leaders and Global Growth are similar in that both seek capital appreciation through investments in both U.S. and foreign securities. There are, however, differences between the Funds' objectives and policies.

         The investment objective of Evergreen Global Leaders is to seek to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The investment adviser of Evergreen Global Leaders attempts to screen the largest companies in the world's major industrialized countries and invests, in the opinion of the investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

     The investment objective of Global Growth is to seek long- term capital growth. Global Growth attempts to achieve its objective by following a global allocation strategy that contemplates shifts among strategic market sectors, including U.S. Equities, U.S. Fixed Income, Foreign Equities, Foreign Fixed Income, Precious Metals Securities, and Emerging Markets. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Global Growth for the one, five, and ten year periods ended September 30, 1997, and for the period from inception through September 30, 1997 and for Evergreen Global Leaders for the one year period ended September 30, 1997 and for the period from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)


                      1 Year               5 Years              10 Years             From
                      Ended                Ended                Ended                Inception
                      September            September            September            To
                      30,                  30,                  30,                  September             Inception
                      1997                 1997                 1997                 30, 1997              Date
                      -------              -------              --------             ---------             ---------

Evergreen
Global
Leaders

Class A               16.64%               N/A                  N/A                  15.19%                6/3/96
shares

Global                13.20%               10.51%               6.44%                8.97%                 6/1/86
Growth
---------

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the periods would have been lower.


         Important information about Evergreen Global Leaders is also contained in management's discussion of Evergreen Global Leaders' performance, attached hereto as Exhibit D. This information also appears in the Annual Report of Evergreen Global Leaders.


Management of the Funds

         The overall management of Evergreen Global Leaders and of Global Growth is the responsibility of, and is supervised by, the Board of Trustees of Evergreen International Trust and Blanchard
Funds, respectively.

Investment Advisers and Sub-Advisers

         Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser to Evergreen Global Leaders. Evergreen Asset has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen is a wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB, Evergreen Asset and Keystone Investment Management Company manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding Evergreen, FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectus of Evergreen Global Leaders.

         Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of Evergreen Global Leaders subject to the authority of the Evergreen International Trust's Board of Trustees. Evergreen Global Leaders pays Evergreen Asset a fee for its services at the annual rate of 0.95% of the Fund's average daily net assets.

         Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on Evergreen Global Leaders. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to Evergreen Global Leaders for the services provided by Lieber & Company. The address of both Evergreen Asset and Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned subsidiary of First Union.

         Virtus serves as the investment adviser for Global Growth. As investment adviser, Virtus is responsible for providing or providing for all management and administrative services for the Fund. In carrying out its obligations, Virtus provides or arranges for investment research and supervising the Fund's investments, selects and evaluates the performance of the Fund's sub-adviser, Mellon Capital, and conducts or arranges for a continuous program of appropriate sale or other disposition of the Fund's assets, subject at all times to the direction of the Board of Trustees. Virtus compensates Mellon Capital from the advisory fee received from Global Growth. See "Information

Regarding the Interim Sub-Advisory Agreement." For its services as investment adviser, Virtus receives a fee at the following annual rates: 1.00% of Global Growth's first $150 million of average daily net assets, 0.875% of such assets in excess of $150 million but not exceeding $300 million and 0.75% of assets in excess of $300 million.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Global Leaders. As administrator, EIS provides facilities, equipment and personnel to Evergreen Global Leaders and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by Evergreen Asset and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

         Federated Administrative Services ("FAS") provides Global Growth with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of the combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.

Portfolio Management

     The portfolio of Evergreen Global Leaders is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Messrs. Lieber and Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and its predecessor since 1986.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of the shares of Evergreen Global Leaders. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Global Leaders offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

         In the proposed Reorganization, shareholders of Global Growth will receive Class A shares of Evergreen Global Leaders. Class A shares of Evergreen Global Leaders currently incur Rule 12b-1 fees of 0.25% per year, while shares of Global Growth incur 12b-1 fees at the rate of 0.75% per year. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Global Leaders shares acquired by shareholders of Global Growth pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Evergreen Global Leaders which will be received by Global Growth shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Global Leaders Prospectus and the Global Growth Prospectus and in each Fund's respective Statement of Additional Information.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus for Evergreen Global Leaders. Holders of shares of Global Growth who receive Class A shares of Evergreen Global Leaders will be able to purchase additional Class A shares of Evergreen Global Leaders and of any other Evergreen Fund at net asset value. No initial sales charge will be imposed.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Evergreen Global Leaders has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Global Growth has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution- related expenses at an annual rate of 0.75% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Evergreen Global Leaders is $1,000 and the minimum investment for Global Growth is $3,000 ($2,000 for qualified pension plans). Global Growth has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Evergreen Global Leaders. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Global Growth currently permits shareholders to exchange such shares for shares of another fund in the Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. In addition, such shares may be exchanged for shares of Federated Emerging Markets Fund. Holders of shares of a class of Evergreen Global Leaders generally may exchange their shares for shares of the same class of any other Evergreen fund. Global Growth shareholders will be receiving Class A shares of Evergreen Global Leaders in the Reorganization and, accordingly, with respect to shares of Evergreen Global Leaders received by Global Growth shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy

         Each Fund distributes its income dividends annually. Distributions of any net realized gains of a Fund will be made at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Global Growth who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Global Leaders reinvested in shares of Evergreen Global Leaders. Shareholders of Global Growth who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Global Leaders in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Global Leaders.

         Each of Evergreen Global Leaders and Global Growth has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are similar, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives.

         Both Funds may employ for hedging purposes the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Options and Futures"
section in the Prospectus of Evergreen Global Leaders.

     Both Funds invest in foreign securities. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
(5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transaction costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) the possibility that foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.

         Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility for those securities.

         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign securities. Thus, the value of a Fund's shares may be affected by changes in exchange rates.

         Neither Evergreen Global Leaders nor Global Growth may invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. However, because Global Growth is a non-diversified portfolio for purposes of the 1940 Act, these restrictions apply to 50% of the assets of Global Growth. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Evergreen Global Leaders. Nondiversification may increase investment risks.

                         REASONS FOR THE REORGANIZATION

         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Global Growth by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Global Growth and determined that the interests of existing shareholders of Global Growth will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement with respect to Global Growth.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus and the sub-advisory agreement between Virtus and Mellon Capital with respect to the Fund. Blanchard Funds have received an order from the SEC which permits Virtus and Mellon Capital to continue to act as Global Growth's investment adviser and sub-adviser, respectively, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement and sub-advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.

         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Global Leaders and Global Growth. Specifically, Evergreen Global Leaders and Global Growth have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the

Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Global Growth with an Evergreen fund with a greater level of assets. As of September 30, 1997, Evergreen Global Leaders' net assets were approximately $213.6 million and Global Growth's net assets were approximately $62.2 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Global Growth continue its existence and be separately managed by Evergreen Asset or one of its affiliates, Global Growth would be offered through common distribution channels with the similar Evergreen Global Leaders. Global Growth would also have to bear the cost of maintaining its separate existence. Signet and Evergreen Asset believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and Evergreen Asset believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and Evergreen Asset and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests;
(iii) expense ratios, fees and expenses of Evergreen Global Leaders and Global Growth; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of Evergreen Asset; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Global Growth in connection with the Reorganization; (x) the fact that Evergreen Global Leaders will assume certain identified liabilities of Global Growth; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Global Growth from the sale of its assets to Evergreen Global Leaders. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Global Growth.

         In addition, the Trustees considered that there are alternatives available to shareholders of Global Growth, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen International Trust, on behalf of Evergreen Global Leaders, also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Global Leaders and that the interests of the shareholders of Evergreen Global Leaders would not be diluted as a result of the transactions contemplated by the Reorganization.

                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                 THAT THE SHAREHOLDERS OF GLOBAL GROWTH APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Global Leaders will acquire all of the assets of Global Growth in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Global Growth will endeavor to discharge all of its known liabilities and obligations. Evergreen Global Leaders will not assume any liabilities or obligations of Global Growth other than those reflected in an unaudited statement of assets and liabilities of Global Growth prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Global Leaders to be received by the shareholders of Global Growth will be determined by multiplying the respective outstanding class of shares of Global Growth by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Global Growth by the net asset value per share of the respective class of shares of Evergreen Global Leaders. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Global Leaders, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Global Leaders, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Global Growth will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Global Growth will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Global Leaders received by Global Growth. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Global Leaders' transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Global Leaders due to the Fund's shareholders. All issued and outstanding shares of Global Growth, including those represented by certificates, will be canceled. The shares of Evergreen Global Leaders to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Global Growth will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Global Growth's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Global Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Global Growth and Evergreen Global Leaders; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Global Growth in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Global Growth or its shareholders. There are no liabilities or expected reimbursements in connection with the 12b-1 Plan of Global Growth. As a result, no 12b-1 liabilities will be assumed by Evergreen Global Leaders following the Reorganization.

         If the Reorganization is not approved by shareholders of Global Growth, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Global Growth will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of Global Growth solely in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities, followed by the distribution of Evergreen Global Leaders' shares by Global Growth in dissolution and liquidation of Global Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Global Leaders and Global Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Global Growth on the transfer of all of its assets to Evergreen Global Leaders solely in exchange for Evergreen Global Leaders' shares and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth or upon the distribution of Evergreen Global Leaders' shares to Global Growth's shareholders in exchange for their shares of Global Growth;

         (3) The tax basis of the assets transferred will be the same to Evergreen Global Leaders as the tax basis of such assets to Global Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Global

Leaders will include the period during which the assets were held by Global Growth;

         (4) No gain or loss will be recognized by Evergreen Global Leaders upon the receipt of the assets from Global Growth solely in exchange for the shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth;

         (5) No gain or loss will be recognized by Global Growth's shareholders upon the issuance of the shares of Evergreen Global Leaders to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Global Growth; and

         (6) The aggregate tax basis of the shares of Evergreen Global Leaders, including any fractional shares, received by each of the shareholders of Global Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Global Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Global Leaders, including fractional shares, received by each such shareholder will include the period during which the shares of Global Growth exchanged therefor were held by such shareholder (provided that the shares of Global Growth were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Global Growth would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Global Leaders shares he or she received. Shareholders of Global Growth should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Global Leaders. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Global Growth should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen Global Leaders and Global Growth as of September 30, 1997 and the capitalization of Evergreen Global Leaders on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.73758 Class A shares of Evergreen Global Leaders issued for each share of Global Growth.



                        Capitalization of Global Growth,
                     Evergreen Global Leaders and Evergreen
                           Global Leaders (Pro Forma)


                                                                                             Evergreen
                                                                                             Global
                                                                  Evergreen                  Leaders
                                       Global                     Global                     (After
                                       Growth                     Leaders                    Reorgani-
                                       ---------                  --------                   zation)
                                                                                             ------------

Net Assets
   Shares.........................     $62,197,366                N/A                        N/A
   Class A........................     N/A                        $ 39,205,199               $101,402,565
   Class B........................     N/A                        $135,612,309               $135,612,309
   Class C........................     N/A                        $  2,420,914               $  2,420,914
   Class Y........................     ____________               $ 36,351,166               $ 36,351,166
Total Net Assets                       $62,197,366                $213,589,588               $275,786,954
Net Asset Value Per
Share
   Shares.........................     $ 10.54                    N/A                        N/A
   Class A........................     N/A                        $ 14.29                    $ 14.29
   Class B........................     N/A                        $ 14.14                    $ 14.14
   Class C........................     N/A                        $ 14.13                    $ 14.13
   Class Y........................     N/A                        $ 14.33                    $ 14.33
Shares Outstanding
   Shares.........................     5,899,615                  N/A                        N/A
   Class A........................     N/A                        2,743,650                  7,096,051
   Class B........................     N/A                        9,588,110                  9,588,110
   Class C........................     N/A                          171,342                    171,342
   Class Y........................     ____________               2,537,390                  2,537,390
   All Classes....................     5,899,615                  15,040,492                 19,392,893


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information


         As of December 26, 1997 (the "Record Date"), there were 6,560,235 shares of beneficial interest of Global Growth outstanding.

         As of November 30, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Global Growth. To Global Growth's knowledge, no person owned beneficially or of record more than 5% of Global Growth's total outstanding shares as of November 30, 1997.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         While the investment objectives, policies, and restrictions of the two Funds are similar, there are differences. In particular, Global Growth is permitted to invest up to 65% of its assets in any one of the following: U.S.
equities, foreign equities, U.S. fixed income securities, or foreign fixed income securities. By contrast, Evergreen Global Leaders will, under normal conditions, invest at least 65% of its assets in equity securities. In addition, Global Growth may invest up to 15% of its total assets in emerging market securities. Evergreen Global Leaders generally will invest only in securities of issuers in major industrial countries. Unlike the investment objective of Global Growth, the investment objective of Evergreen Global Leaders is non-fundamental and may be changed by the Trustees of Evergreen International Trust without shareholder approval. Other differences between the investment objectives, policies and restrictions of the Funds are discussed below. The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Global Leaders can be found in the Prospectus of Evergreen Global Leaders under the caption "Investment Objectives and Policies." The Prospectus of Evergreen Global Leaders also offers additional funds advised by Evergreen Asset or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Global Growth can be found in the Prospectus of the Fund under the caption "The Funds' Investment Objectives and Policies."

         The investment objective of Evergreen Global Leaders is to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund makes investments in no less than three countries, which may include the United States. The investment adviser of Evergreen Global Leaders attempts to screen the largest companies in the world's major industrialized countries and invests, in the opinion of the investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

         Evergreen Global Leaders primarily invests in:

         Equity Securities. These include common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities.

         Fixed Income Securities. These include obligations of foreign governments and supranational organizations (such as the World Bank); corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's Ratings Group, or which, if unrated, are considered to be of comparable quality by Evergreen Asset.

         Strategic investments. These include options and futures contracts on currency, securities options, and forward foreign currency exchange contracts.

         Securities of closed-end investment companies.

         The investment objective of Global Growth is to seek long-term capital growth by following a global allocation strategy that contemplates shifts among six strategic market sectors. The sectors are:

         U.S. equity securities.

         Foreign equity securities.

         U.S. fixed income securities.

         Foreign fixed income securities.

         Precious metals securities.

         Emerging market securities.

         Global Growth invests, under normal market conditions, at least 65% of the value of its total assets in securities of at least three different countries. The Fund may invest up to 65% of its assets in any one sector, except that its investment in precious metals securities is limited to 25% of assets and its investment in emerging market securities is limited to 15% of assets.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen International Trust and Blanchard Funds are both open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen International Trust is organized as a Delaware business trust, and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen Global Leaders is a series of Evergreen International Trust, and Global Growth is a series of Blanchard Funds.

         As set forth in the Supplement to the Prospectus of Evergreen Global Leaders, effective December 22, 1997, Evergreen Global Leaders Fund, a series of Evergreen Equity Trust, a Massachusetts business trust was reorganized (the "Delaware Reorganization")into a corresponding series of (Evergreen Global Leaders) of Evergreen International Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and the Fund eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.

Capitalization

         The beneficial interests in Evergreen Global Leaders are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Global Growth are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Global Growth was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen International Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen International Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen International Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen International Trust is remote.

Shareholder Meetings and Voting Rights

         Neither Evergreen International Trust on behalf of Evergreen Global Leaders nor Blanchard Funds on behalf of Global Growth is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen International Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Neither Trust permits cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Evergreen Global Leaders and Global Growth, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen International Trust, each share of Evergreen Global Leaders is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Global Growth, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and, under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen
International Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Evergreen Global Leaders and Global Growth the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law and that no Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen International Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Global Growth approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from the effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim
Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Global Growth, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. The address of Virtus is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement for Global Growth is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Global Growth.

         The Trustees have authorized Blanchard Funds, on behalf of Global Growth, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Global Growth is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Global Growth's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub- adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.

         FAS currently acts as administrator of Global Growth. FAS will continue during the term of the Interim Advisory Agreement as Global Growth's administrator for the same compensation as currently received. An affiliate of FAS currently performs transfer agency services for Global Growth's shareholders. Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Global Growth's current transfer agent.

     Fees and Expenses. The investment advisory fees and expense limitations for Global Growth under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub-Advisers."

         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.

         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

     Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Global Growth (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous

Advisory  Agreement  contained  identical   provisions  as  to  termination  and
assignment.

Information about Global Growth's Investment Adviser

         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         For the fiscal year ended September 30, 1997 and the period from May 1, 1996 to September 30, 1996, Virtus received from Global Growth management fees of $645,955 and $291,223, respectively. For the fiscal year ended April 30, 1996, the Fund's investment management fee paid to Virtus and the prior manager was $783,420. Signet acts as custodian for Global Growth and received $10,132 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Global Growth's custodian during the term of the Interim Advisory Agreement.

         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

             THE TRUSTEES  OF  BLANCHARD  FUNDS  RECOMMEND  THAT THE
                SHAREHOLDERS OF GLOBAL GROWTH APPROVE THE INTERIM ADVISORY AGREEMENT.

            INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Global Growth approve the Interim Sub-Advisory Agreement. Such Agreement became effective on November 28, 1997. Pursuant to an order from the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in escrow and paid to Mellon Capital if shareholders approve the contract within 120 days of its effective date. The Interim Sub- Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Sub-Advisory Agreement are essentially the same as the Previous Sub-Advisory Agreement (as defined below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, if approved by shareholders, is the length of time the Agreement is in effect. A description of the Interim Sub-Advisory Agreement pursuant to which Mellon Capital continues as the investment sub- adviser to Global Growth, as well as the services to be provided by Mellon Capital pursuant thereto, is set forth below under "Sub-Advisory Services." The description of the Interim Sub- Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Sub- Advisory Agreement, attached hereto as Exhibit C.

         Mellon Capital Management Corporation, 595 Market Street, Suite 3000, San Francisco, California 94105, has served as sub- adviser to Global Growth since May 28, 1996 pursuant to a Sub- Advisory Agreement dated December 1, 1995 (the "Previous Sub- Advisory Agreement") and is responsible for the day-to-day management of Global Growth's portfolio. See "Summary Investment Advisers and Sub-Advisers." Mellon Capital was established in 1983 and provides investment advisory services to investment companies, pension plans, foundations, endowments, and other institutions located both in the United States and abroad. As of September 30, 1996, Mellon Capital had over $46.4 billion in assets under management.

         The Trustees have authorized Blanchard Funds, on behalf of Global Growth, to enter into the Interim Sub-Advisory Agreement with Virtus and Mellon Capital. Such Agreement became effective on November 28, 1997. If the Interim Sub-Advisory Agreement for Global Growth is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Global Growth's investment sub-advisory arrangements at that time. The Previous Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 1, 1995.

Comparison of the Interim Sub-Advisory Agreement and the Previous
Sub-Advisory Agreement

         Sub-Advisory Services. The management and advisory services to be provided by Mellon Capital under the Interim Sub-Advisory Agreement are identical to those currently provided by Mellon Capital under the Previous Sub-Advisory Agreement. Under the Previous Sub-Advisory Agreement, Mellon Capital supervised the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of Virtus and the policies and control of Blanchard Funds' Board of Trustees.

         Fees and Expenses. The investment sub-advisory fees under the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are identical. As compensation for its sub-advisory services under the Previous Sub-Advisory Agreement Mellon Capital was paid by Virtus a monthly fee at the annual rate of 0.375% of the first $100 million of the Fund's average daily net assets; plus 0.35% of the Fund's average daily net assets in excess of

$100 million but less than $150 million; plus 0.325% of the Fund's average daily net assets in excess of $150 million.

         The fee paid to Mellon Capital by Virtus for the fiscal year ended September 30, 1997 was $243,134. The fee paid to Mellon Capital by Virtus for the period from May 1, 1996 through September 30, 1996 was $108,872. The fee paid to the prior sub- adviser by the prior manager and by Virtus for the fiscal year ended April 30, 1996 was $140,258.

         The names and addresses of the principal executive officers and directors of Mellon Capital are set forth in Appendix B to this Prospectus/Proxy Statement.

         Limitation of Liability. The Previous Sub-Advisory Agreement provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of Mellon Capital or its officers, directors, or employees or reckless disregard by Mellon Capital of its duties under the Agreement, Mellon Capital shall not be liable to Virtus, Blanchard Funds or to any shareholder of Blanchard Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Interim Sub-Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Sub-Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Global Growth (as defined in the 1940 Act) or by a vote of a majority of Blanchard Funds' entire Board of Trustees on 60 days' written notice to Mellon Capital or by Virtus or Mellon Capital on 60 days' written notice to the other party to the Agreement. Also, the Interim
Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Sub-Advisory Agreement contained identical provisions as to termination and assignment.

         The Board of Trustees considered the Interim Sub-Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.

                  THE TRUSTEES OF  BLANCHARD  FUNDS  RECOMMEND  THAT THE
                   SHAREHOLDERS OF GLOBAL GROWTH APPROVE THE INTERIM SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

         Evergreen Global Leaders. Information concerning the operation and management of Evergreen Global Leaders is incorporated herein by reference from the Prospectus dated March 3, 1997, as amended, a copy of which is enclosed, and Statement of Additional Information dated March 3, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Global Leaders at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Global Growth. Information about the Fund is included in its current Prospectus dated November 30, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Global Growth at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800- 829-3863.

         Evergreen Global Leaders and Global Growth are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Global Growth on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR the Interim Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which

(i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement and the Interim Sub-Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of the Interim Sub-Advisory Agreement.

         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Evergreen Asset or Signet, their affiliates or other representatives of Global Growth (who will not be paid for their soliciting activities). Shareholder Communications Corporation has been engaged by Global Growth to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Global Leaders which they receive in the transaction at their then-current net asset value. Shares of Global Growth may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Global Growth may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     Global Growth does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Global Leaders are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Global Growth whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Global Leaders as of October 31, 1996, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Price Waterhouse LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of Global Growth incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of the Blanchard Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Global Leaders will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT.

January 5, 1998

                                   APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:


Name                                     Address
----                                     -------
David C. Francis, Chief                  First Union National Bank
Investment Officer                       201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Tanya Orr Bird, Vice                     Virtus Capital Management, Inc.
President                                707 East Main Street
                                         Suite 1300
                                         Richmond, Virginia 23219
Josie Clemons Rosson, Vice               Virtus Capital Management, Inc.
President, Assistant                     707 East Main Street
Secretary                                Suite 1300
                                         Richmond, Virginia  23219
L. Robert Cheshire, Vice                 First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
John E. Gray, Vice                       First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Dillon S. Harris, Jr., Vice              First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
J. Kellie Allen, Vice                    First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Ethel B. Sutton, Vice                    Evergreen Asset Management Corp.
President                                2500 Westchester Avenue
                                         Purchase, New York 10577


DIRECTORS:

Name                                     Address
----                                     -------
David C. Francis                         First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Donald A. McMullen                       First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
William M. Ennis                         First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Barbara J. Colvin                        First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
William D. Munn                          First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-1195

                                   APPENDIX B

         The names and addresses of the principal executive officers and directors of Mellon Capital Management Corporation are as follows:

OFFICERS AND DIRECTORS:

Name                                      Address
----                                      -------
William L. Fouse, Chairman,               Mellon Capital Management Corp.
Executive Committee,                      595 Market Street
Director                                  Suite 3000
                                          San Francisco, California 94105
Thomas F. Loeb, Chairman,                 Mellon Capital Management Corp.
Chief Executive Officer,                  595 Market Street
Director                                  Suite 3000
                                          San Francisco, California 94105
Thomas B. Hazuka, Ph.D.,                  Mellon Capital Management Corp.
Executive Vice President,                 595 Market Street
Chief Financial Officer,                  Suite 3000
Director                                  San Francisco, California 94105
Brenda J. Oakley, Executive               Mellon Capital Management Corp.
Vice President, Chief                     595 Market Street
Administrative Officer,                   Suite 3000
Director                                  San Francisco, California 94105
Mary C. "Polly" Shouse,                   Mellon Capital Management Corp.
Executive Vice President,                 910 Travis Street
Director                                  Suite 2210
                                          Houston, Texas 77002
James R. Tufts, Executive                 Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Bernadette L. Bolger, Senior              Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Barbara W. Daugherty, Senior              Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Douglas F. Dooley, Senior                 Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105

Name                                      Address
----                                      -------
Susan M. Ellison, Senior                  Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Richard J. Forster, Senior                Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Alexander c. Huberts, Senior              Mellon Capital Management Corp.
Vice President, Director                  595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
Charles J. Jacklin, Ph.D.,                Mellon Capital Management Corp.
Senior Vice President,                    595 Market Street
Director                                  Suite 3000
                                          San Francisco, California 94105
David C. Kwan, Senior Vice                Mellon Capital Management Corp.
President, Director                       595 Market Street
                                          Suite 3000
                                          San Francisco, California 94105
James P. Palermo, Senior                  Mellon Capital Management Corp.
Vice President, Director                  One Boston Place
                                          8th Floor
                                          Boston, Massachusetts 02108
Roger A. Wharton, Senior                  Mellon Capital Management Corp.
Vice President, Director                  1 Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258

                                                                  EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen International Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to the Evergreen Global Leaders Fund series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, with respect to its Blanchard Global Growth Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring

Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at October 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since October 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Global Leaders Fund (the "Predecessor Fund"), a series of Evergreen Equity Trust, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1      OPERATION IN ORDINARY COURSE.  The Acquiring Fund and
the Selling Fund each will operate its business in the ordinary course  between the date hereof and the Closing Date, it being  understood  that
such  ordinary  course  of  business  will  include   customary   dividends  and
distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Price Waterhouse LLP and certified by Blanchard Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause Price

Waterhouse LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring

Fund  enforceable  against  the  Acquiring  Fund in  accordance  with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable. No shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

         7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of the Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.

         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                  ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Blanchard Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirement of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Price Waterhouse LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Evergreen Equity Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                   EVERGREEN INTERNATIONAL TRUST
                                   ON BEHALF OF EVERGREEN GLOBAL
                                   LEADERS FUND
                                   By:

                                   Name:

                                   Title:





                                   BLANCHARD FUNDS
                                   ON BEHALF OF BLANCHARD GLOBAL
                                   GROWTH FUND
                                   By:

                                   Name:

                                   Title:

                                                                 EXHIBIT B

                                 BLANCHARD FUNDS

                           INTERIM MANAGEMENT CONTRACT

         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh,
Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manger may, by notice to the Fund, voluntarily declare to be effective.

         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10. This Contract may not be assigned by Manager and shall automatically terminate in the event of any assignment. Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) is subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A
                                     to the
                               Management Contract

                          Blanchard Global Growth Fund
                         Blanchard Flexible Income Fund
                    Blanchard Short-Term Flexible Income Fund
                      Blanchard Flexible Tax-Free Bond Fund
                         Blanchard Growth & Income Fund

         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund:


Name of Fund                                   Percentage of Net Assets
Blanchard Global Growth Fund                   1% of the first $150 million
                                               of average  daily net
                                               assets,  .875% of the
                                               Fund's  average daily
                                               net  assets in excess
                                               of $150  million  but
                                               not  exceeding   $300
                                               million  and  .75% of
                                               the  Fund's   average
                                               daily  net  assets in
                                               excess     of    $300
                                               million.
Blanchard Flexible Income Fund                 .75%
Blanchard Growth & Income Fund                 1.10% of the Fund's average
                                               daily net assets, .40% of
                                               which, which would otherwise
                                               be received by Manager and
                                               paid to the Chase Manhattan
                                               Bank, N.A. ("Chase") for
                                               portfolio advisory services,
                                               shall be paid to Chase
                                               directly by the Fund under a
                                               separate investment advisory
                                               agreement between Chase and
                                               the Fund.
Blanchard Short-Term Flexible                  .75%
Income Fund
Blanchard Flexible Tax-Free                    .75%
Bond Fund


         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.


         Witness the execution hereof this 28th day of November, 1997.



Attest:                                 Virtus Capital Management, Inc.


________________________                By: ___________________________
         Secretary                           Executive Vice President



Attest:                                 Blanchard Funds


________________________                By: ____________________________
   Assistant Secretary                        Vice President

                                                                 EXHIBIT C

                                 BLANCHARD FUNDS
                         INTERIM SUB-ADVISORY AGREEMENT


         THIS AGREEMENT is made as of this 28th day of November 1997 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation (the "Portfolio Manager" or "MCMC") with respect to the following recital of fact:

                                  R E C I T A L

         WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

         WHEREAS, the Portfolio Manager is registered as an investment manager under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

         WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Interim Management Agreement"); and

         WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Investment Management. MCMC shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. MCMC shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

         2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio
Manager shall:

                  a. use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  b. obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

                  c. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

                  d. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

                  e. take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

         3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be its best efforts to execute at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to the provisions of the Investment Company Act of 1940, the Portfolio Manger is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manger on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

                  a.       all applicable provisions of the 1940 Act; and

                  b. the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

                  c. any other applicable provisions of state and federal law.

         6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

         7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

         8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager a monthly fee at the annual rate of .375% of the Fund's average daily net assets up to $100 million; .35% on net assets between $100 million and $150 million; and .325% on net assets in excess of $150 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

         9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to the Fund or for two years from the date of its execution, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

         11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  a. (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  b. by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), by the Manager, or by the Portfolio Manager on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Interim Management Agreement between the Fund and the Manager shall terminate.

         13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         14. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be 707 East Main Street, Suite 1300, Richmond, Virginia 23219, that of the Trust for this purpose shall be Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, and the address of the Portfolio Manager for this purpose shall be 595 Market Street, San Francisco, California 94105.
Attention: Charles Jacklin.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                    MELLON CAPITAL MANAGEMENT
                                           CORPORATION

                                           By
Title: Senior Vice President                  President


Attest:                                    VIRTUS CAPITAL MANAGEMENT, INC.


                                           By
Title: Senior Vice President                  Senior Vice President

                                                                    EXHIBIT D

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN D. MISKA
   We are pleased to present the first annual report for         (Photo of
Evergreen Global Leaders Fund. For the twelve months ended       Stephen A.
October 31, 1996, the Fund's total return was +19.6%* (Class     Lieber appears
Y, no-load shares) which compares favorably with the global      here)
indexes. For the same time period, the total return for the
MSCI World Index** was +16.3%, the MSCI EAFE Index** returned    (Photo of
+10.5%, and the total return for the Lipper Global Funds         Edwin D.
average of the 153 global funds tracked by Lipper during that    Miska appears
time was 15.5%***. (For additional performance information,      here)
please see page 17.) The Fund's strategy of seeking out what we believe to be the 100 best companies in the world was
successfully implemented against a backdrop of an environment that was generally amenable to equity investing within the
world's most industrialized nations. Our investment discipline concentrated on companies which have been and are consistently profitable, have a strong pattern of earnings growth, both
historical and prospective, and which have provided the
highest returns on shareholders' equity. These characteristics when reviewed on a global, country and industry perspective
distinguish the true corporate "leaders" from the rest. We
also continually monitor global macroeconomic events and
financial conditions to optimize country allocations and
currency exposures. This strategy of a disciplined stock
selection process combined with a thorough macroeconomic
review has been the hallmark of your Fund, and will continue to be so, as we utilize this diligent, structured approach
to seek maximized shareholder returns.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES WITHIN THE FIRST YEAR OF PURCHASE WERE NOT IN EXISTENCE FOR THE FULL 12 MONTHS UNDER REVIEW. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES AND THEIR APPLICABLE SALES CHARGES.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES.
MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
PERFORMANCE REVIEW
   World equity markets managed solid gains during the period under review, despite periods of volatility in March and July due to concerns over rising interest rates and inflation. A concentrating effect took place during the year, as investors became increasingly narrow in their focus, favoring a smaller group of selective larger, high-quality, high-visibility investments with no liquidity constraints. These companies, many of which are positions in your Fund, rose to new highs, discarding any previous levels of undervaluation. This helped contribute to a strong performance, particularly in the U.S. portion of the portfolio which rose 31.5%.
   Our U.S. allocation at fiscal year-end stood at 31.9% of the Fund's net assets down from 33.6% at midyear. The broadly diversified U. S. portfolio of 36 issues had some notable performers: Gillette Co., +53.1%; General Electric Co., +52.2%; Intel Corp., +51.5%; Federal National Mortgage Association, +42.8%; Coca Cola Co., +40.9%; Microsoft Corp., +37.1%; and Home Depot, Inc., +37.1%. While our enthusiasm for these issues and for the U.S. market as a whole has been somewhat tempered by their steep rise, the high quality and consistent predictability of these companies' earnings flows should continue to result in premium valuations relative to the market as a whole. We initiated new purchases when significant opportunities arose. Our recent buying activity is indicative:
SunAmerica, Inc., purchased June 1996, +31.7%; Dover Corp., purchased September 1996, +19.6%; MBNA Corp., purchased September 1996, +13%; PPG Industries, Inc., purchased August 1996, +12.7% and Cisco Systems, Inc., purchased August 1996, +12%.
   We have also not been reluctant to take profits or realize small losses when there have been any short-term negative catalysts or changes in fundamental status or valuation. Sales during the fiscal year included the shares of Compaq Computer Corp. for a gain of 16.2% (held 3 months); Emerson Electric Co. for a gain of 5.1% (held 6 months); Albertson's, Inc., for a loss of 12.4% (held 7 months); and Quaker Oats Co. for a loss of 9.5% (held 8 months). In the coming months, our focus will remain on the "leaders" in their respective categories, as strongly positioned, growing, profitable companies should continue to stimulate a positive response from investors. We will be vigilant to adjust our asset allocation in response to changes in fundamentals or deterioration in macroeconomic conditions.
   For the rest of the world, our performance was acceptable relative to the market averages but below that in absolute terms to our U.S. allocation. Our international segment as a whole returned 14.8% which exceeded the return of the MSCI EAFE Index. At fiscal year-end, our diversified international segment totaled 73 different companies in 16 countries. Our overall foreign exposure totaled 62.8% of the Fund's net assets. It should be noted that returns on currency played a significant role in reducing investment performance, as the U.S. dollar appreciated significantly against many of the world's major currencies, most notably: 7% versus the German mark and 10% versus the Japanese yen, our top two foreign exposures. Our most significant non-U.S. country contribution came from Canada, (at 5.8% of net assets) which saw a rebound in industrial production and benefited from low inflation. Our holdings saw dramatic stock appreciation: Canadian Natural Resources, Ltd., a natural gas producer, benefiting from strong cash flow, good acquisitions and improved natural gas pricing, rose 27.5%; DuPont Canada, Inc., a manufacturer of specialty chemicals, films and fibers rose 26.5%, and Bombardier, Inc. a diverse global manufacturer in three growing areas: mass transit, motorized consumer products and business aircraft, rose 16%.
14

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

   Our largest non-U.S. country exposures: Germany at 7.9% of net assets and Japan at 7.4% posted mostly disappointing returns. After several "false dawns", Germany appears poised to start on an economic recovery aided by the advent of corporate restructurings and the return of the German investor. For most of 1996 though, growth remained weak, consumer demand depressed, and unemployment high. The barriers to restructure businesses and make them more profitable have only begun to come down, and it will be some time before results will begin to be seen at the bottom line. While German stock performance was uninspired, there were some standouts: RWE AG, the large energy/utility conglomerate and the Fund's largest overall holding, rose 14.2% since our initial investment in November 1995. RWE has begun restructuring its vast holdings, and is a strong candidate for a stock buy-back program. Pharmaceutical firm ALTANA AG likewise rose 30.4%. Hugo Boss AG, a global designer, manufacturer and retailer of fine men's fashions also posted strong performance, up 37.7% since our initial investment in November 1995.
   For Japan, despite low interest rates (discount rate of 0.50%), recovery remains illusive, and the recent weakness in their markets has undermined sentiment further, indicating that another dip into recession is not out of the question. Our low relative weighting toward Japan reflects the weak fundamentals and poor dollar exchange trends. Our two largest issues, Seven-Eleven Japan Co., Ltd., -10.5% and Nintendo Co., Ltd., -28.5%, despite good operating results and new products have not been able to escape the markets negative bias. We are confident that 1997 should bring a recovery, and will be vigilant to adjust our allocation as evidence of an economic revival presents itself.
   Much of the Fund's outperformance can be credited to the smaller countries of the world, where innovative, well-managed companies have posted outstanding results in the face of an ever competitive global marketplace. Strong performance was achieved by our holdings in Sweden, United Kingdom, Hong Kong, and the Netherlands from a broad array of companies and industries. In Sweden, with a weighting of 3.3%, our allocation benefited from low interest rates and higher consumer spending. Shares of clothing retailer Hennes & Mauritz AB rose 46.6%. Pharmaceutical giant Astra AB rose 33.3%, and industrial conglomerate ABB AB ADS rose 27.8%. From the United Kingdom, where our weighting is 6.8%, our financial-issue-tilted portfolio benefited from a strong economic upturn stimulated by lower rates. Our positions in these interest-sensitive areas benefited handsomely as demand for credit increased: Lloyds TSB Group Plc, +17.7%; Legal & General Group Plc, +12.6% and Prudential Corp. Plc, +11.0%. From Hong Kong, where our allocation is 4.7%, the strong performance arose from the continued demand for real estate development in preparation for re-unification with China. Shares of real estate plays Kumagai Gumi Ltd., realized 26.8%, Henderson Land Development Co., Ltd., rose 16%, Tai Cheung Holdings Ltd. realized 13.6%, Cheung Kong Holdings, Ltd. rose 12.7% and New Asia Realty Ltd. realized 11.0%. The Netherlands (weighting: 3.8%) provided strong operating results from the large specialty publishing firms which have a growing share of the world's printed magazines, books and professional journals. Shares of Wolters Kluwer NV, a scientific and legal publisher rose 41.0% since November 1995; Elsevier NV in which we own both ordinary shares and American Depositary Receipts (ADRs) rose 13.7% and publishing and broadcasting company VNU, rose 11.6% since our purchase in May 1996.
                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
OUTLOOK AND CONCLUSION
   The world equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over globally higher interest rates and re-emerging fears of inflation. Economic indicators continue to point toward continued, yet perhaps sluggish, growth ahead for the United States economy, with improving trends across Europe and the Far East.
   This environment will be difficult, but may benefit those companies which are able to react quickly and operate successfully in a more competitive, multi-national marketplace. The focus of the Fund will continue to be on the outstanding profit growth opportunities of the world's leading corporations. Quality of the issues purchased will remain foremost, with holdings based consistency of results and the ability to deliver continued bottom line performance.
   We welcome our new shareholders who have chosen to utilize our unique product as part of their overall investment program. We believe our long-term approach to global investing is sound, focusing on only the best the world's markets have to offer, through a diversified portfolio. As technological advances, political and economic reforms, and pro-business policies continue to bring the world closer, heightening competition for products and services, only the finest companies will be successful. Our disciplined approach will continue to highlight those which are. We believe this will lead to continued long-term capital appreciation.
   We thank you for your support and appreciate the enthusiasm that greeted Evergreen Global Leaders Fund in its inaugural year. We look forward to the challenge of delivering quality long-term investment results for many years to come.
16

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL LEADERS FUND
     The graphs below compare a $10,000 investment in the Evergreen Global Leaders Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World Index ("Index").

      [CHARTS TO FOLLOW FOR CLASS A, B, C AND Y SHARES. Customer to
                        provide plot points.]


                                        6/3/96*   6/30/96   9/30/96   10/31/96
CLASS A
TOTAL RETURN
SINCE INCEPTION=0.5%

Evergreen Global Leaders Fund
MSCI World Index

CLASS B
TOTAL RETURN
SINCE INCEPTION=0.1%

Evergreen Global Leaders Fund
MSCI World Index

CLASS C
TOTAL RETURN
SINCE INCEPTION=4.0%

Evergreen Global Leaders Fund
MSCI World Index

CLASS Y
TOTAL RETURN=19.6%

Evergreen Global Leaders Fund
MSCI World Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              17